QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SOURCECORP, Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        April 21, 2003

Dear Stockholder:

        You are cordially invited to attend our 2003 Annual Meeting of Stockholders, which will be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Wednesday, May 21, 2003, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

        At the meeting, you will be asked to consider and vote upon: (i) the election of eight (8) Directors; and (ii) such other business as may properly come before the meeting and any adjournment thereof.

        We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

        Our Annual Report to Stockholders for the fiscal year ended December 31, 2002 is being mailed to you together with the enclosed proxy materials.

                      Sincerely,

                      Thomas C. Walker
                       Chairman and Chief Development Officer

                      Ed H. Bowman, Jr.
                       President and Chief Executive Officer

3232 MCKINNEY AVENUE, SUITE 1000, DALLAS, TEXAS 75204

SOURCECORP, Incorporated
3232 MCKINNEY AVENUE, SUITE 1000
DALLAS, TEXAS 75204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2003

        NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Wednesday, May 21, 2003, at 10:00 a.m. (local time), for the following purposes:

  (1)
  To elect eight (8) Directors, each to serve for a term of one year and until his successor is duly elected and qualified; and

  (2)
  To transact such other business as may properly come before our Annual Meeting and any adjournment thereof.

        Our Annual Report to Stockholders for the fiscal year ended December 31, 2002, Proxy Statement and form of Proxy are being mailed together with this Notice.

        Only stockholders of record as of the close of business on April 10, 2003 are entitled to notice of, and to vote at, our Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

        You are cordially invited to be present at our Annual Meeting. It is important to you and to us that your shares be voted at our Annual Meeting.

                      By Order of our Board of Directors

                      Charles S. Gilbert
                       Senior Vice President,
                      General Counsel and Secretary

April 21, 2003

IMPORTANT NOTICE:

        WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT OUR ANNUAL MEETING.

SOURCECORP, Incorporated

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2003

        This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to our stockholders in connection with the solicitation of Proxies by our Board of Directors for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Wednesday, May 21, 2003, at 10:00 a.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on April 10, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

        This Proxy Statement and the accompanying Proxy materials, together with a copy of our Annual Report to our Stockholders for the fiscal year ended December 31, 2002 (the "Annual Report"), are being sent or given to our stockholders commencing on or about April 21, 2003.

        At the Annual Meeting, our stockholders will be asked to consider and vote upon: (1) the election of eight (8) Directors; and (2) such other business as may properly come before the Annual Meeting and any adjournment thereof.

        Our principal executive offices are located at 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204, and our telephone number at that address is (214) 740-6500.

        STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO US IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTING RIGHTS AND VOTES REQUIRED

        Holders of record of the common stock as of the close of business on the Record Date will be entitled to one vote for each share held on all matters to come before the Annual Meeting. As of the close of business on the Record Date, there were 16,505,404 shares of our common stock outstanding (excluding 36,670 shares held by one of our wholly-owned subsidiaries and 47,990 shares of our common stock held by us). The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

        With regard to the election of Directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum, but will have no other effect. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the election of Directors.

VOTING OF PROXIES

        If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, these shares will be voted in favor of the nominees for election to the Board of Directors listed in this Proxy Statement and named in the accompanying Proxy. Our Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting.

REVOCATION OF PROXIES

        Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by filing with Charles S. Gilbert, our Senior Vice President, General Counsel and Secretary, at 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204, a written notice of revocation or a subsequently dated, executed Proxy at any time prior to the time it has been voted at the Annual Meeting, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

SOLICITATION OF PROXIES

        The accompanying Proxy is solicited by our Board of Directors, and the cost of the solicitation will be borne by us. Proxies may be solicited by our Directors, officers and employees, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, facsimile or messenger. We will pay persons holding shares of our common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals. We have engaged American Stock Transfer and Trust Company as proxy solicitor for a fee of approximately $2,000 plus out-of-pocket costs and expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

        Eight Directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified.

        The following information is furnished as of March 31, 2003, with respect to our eight nominees for election as Directors. Our Board of Directors has recommended the nominees named below. In making such recommendation, our Board, and our Board's Corporate Governance Committee, has made a deliberate effort to transition from a Board that for the term ended in May 2000 had a majority of employee directors, to a Board that when elected will be comprised of 75% nonemployee directors (being four independent, nonemployee directors, two nonemployee directors with consulting relationships with the company, and two employee directors). Unless otherwise instructed, it is the intention of the persons named in the accompanying Proxy to vote all shares of our Common Stock represented by properly executed Proxies for the nominees named below. Although such nominees have indicated that they will serve as our Directors, should any of them be unable to serve, the Proxies will be voted for the election of a substitute nominee designated by our Board of Directors or our Board of Directors will elect to reduce the number of Directors constituting our Board of Directors. There is no cumulative voting for Directors.

Nominees for Directors

        Thomas C. Walker, age 70, has been our Chairman of the Board since our inception in September 1994 and has been our Chief Development Officer since November 1995. From September 1994 until November 1995, Mr. Walker held the positions of President and Chief Executive Officer. From August 1991 to December 1994, Mr. Walker was Vice President, Corporate Development, of Laidlaw Waste Systems, Inc., a subsidiary of Laidlaw, Inc., a waste management company, where he was responsible for its acquisition and divestiture program in the United States and Mexico. Mr. Walker has been responsible for the acquisition or divestiture of several hundred businesses over a 30-year period. Mr. Walker holds a B.S. in Industrial Engineering from Lafayette College.

        Ed H. Bowman, Jr., age 56, has been our President and Chief Executive Officer and a Director since November 1995. From 1993 to 1995, Mr. Bowman was Executive Vice President and Chief Operating Officer of the Health Systems Group for First Data Corporation, a financial services company. Mr. Bowman was responsible for the day-to-day operations of research and development, marketing and customer service. From 1983 to 1993, Mr. Bowman served in a number of executive positions with a leading healthcare information systems company; responsibilities included VP—International, VP—Marketing, Senior VP—Customer Services, Group Senior VP—Research and Development, and last serving as Executive Vice President and Chief Operating Officer with responsibility for domestic operations. Prior to 1983, Mr. Bowman was with Andersen Consulting (currently known as Accenture), where he was elected a Partner. Mr. Bowman became a C.P.A. in 1973 and holds an M.S. degree from Georgia Institute of Technology and a B.B.A. from Georgia State University. Mr. Bowman is an investor and former board member of several early-stage, privately held high technology companies and has served on the Board of the Advanced Technology Development Center at Georgia Tech. Mr. Bowman currently serves on the Advisory Board to the President of Georgia Tech and on the Advisory Board of the Robinson School of Business at Georgia State University.

        David Lowenstein, age 41, has been one of our Directors since February 1995. Since January 2000, Mr. Lowenstein has also been a Consultant to us. From February 1995 to December 1999, Mr. Lowenstein was our Executive Vice President—Corporate Development and Acquisitions. From November 1997 through December 1999, Mr. Lowenstein was our Treasurer. From July 1996 through November 1997, Mr. Lowenstein held the additional position of our Chief Financial Officer. Prior to joining us, Mr. Lowenstein served, since February 1994, as Vice President, Business Development of Laidlaw Waste Systems, Inc., with overall responsibility for Laidlaw Waste System's acquisition and divestiture program in North America. Mr. Lowenstein has been responsible for the acquisition or divestiture of over 75 businesses in North America and Europe. Mr. Lowenstein holds a B.A. in Economics from Sir Wilfred Laurier University and an M.S. in Public and Business Administration from Carnegie Mellon University. Mr. Lowenstein is a citizen of Canada.

        Jonathan B. Shaw, age 47, has been one of our Directors since January 1996. From January 1999 to December 2000, Mr. Shaw was a business segment leader and an officer of several subsidiaries. From January 1996 through January 1999, Mr. Shaw was President and Chief Executive Officer and Chairman of the Board of one of our subsidiaries, Imagent. Prior to January 1996 and since 1990, Mr. Shaw was President, Chief Executive Officer and Chairman of the Board of the predecessor to Imagent. Mr. Shaw was active with Imagent for 16 years. Currently, Mr. Shaw is the Chairman of the Board of Adfluence, Inc., a privately held interactive electronic marketing application service provider (ASP). Mr. Shaw attended the University of Vermont and George Washington University.

        Michael J. Bradley, age 58, has been one of our Directors since January 1996. Since January 1991 and through January 1996, Mr. Bradley has served as a principal and as a member of the Board of Directors of the predecessor of one of our subsidiaries, Recordex. Recently, Mr. Bradley served as the Senior Associate Dean of MCP Hahnemann University School of Medicine and is Vice-Chairman and a director of Republic Bancorp Inc., a bank holding company, and is Managing Director of B F Healthcare, Inc. From May 1994 through 1997, Mr. Bradley was Executive Vice President of Mercy Health Corporation of Southeast Pennsylvania. Prior to joining Mercy Health Corporation, Mr. Bradley served as President and Chief Executive Officer of several healthcare organizations, including Thomas Jefferson University Hospital and North Philadelphia Health System, both of which are located in Philadelphia, and the Columbia Presbyterian Medical Center in New York City. Mr. Bradley is a certified public accountant and holds a B.S. in Business Administration from Drexel University.

        Donald F. Moorehead, Jr., age 52, has been one of our Directors since January 1995. Since January 2002, Mr. Moorehead has been Chairman and Chief Executive Officer of General Waste Corporation, a private non-hazardous solid waste company. From January 1998 until 2002,

Mr. Moorehead was initially Vice Chairman of the Board and later Chairman of the Board and Chief Executive Officer of EarthCare Company, a liquid waste company. In April 2002, Earthcare filed for Chapter 11 bankruptcy protection. Mr. Moorehead is the founder of U.S.A. Waste Services, Inc., which subsequently became the largest solid waste company in the world. From October 1990 through May 1994, he served as its Chairman of the Board and Chief Executive Officer. Mr. Moorehead was Chairman of the Board and Chief Executive Officer of Mid-American Waste Systems, Inc., a waste management company, from its inception in December 1985 until August 1990 and continued as a director until February 1991. From 1977 until 1984, Mr. Moorehead served in various management positions with Waste Management, Inc. Since November 1996, Mr. Moorehead has served as a director of Environmental Research and Education Foundation, an independent non-profit organization that funds research and education relating to the environmental services industry. Mr. Moorehead holds a B.S. in Engineering Mathematics from the University of Tulsa.

        The Hon. Edward M. Rowell, age 71, has been one of our Directors since January 1996. From April 1990 to August 1994, Mr. Rowell served as the United States Ambassador to Luxembourg, from January 1988 to April 1990 as the United States Ambassador to Portugal and from August 1985 to January 1988 as the United States Ambassador to Bolivia. He is currently a director of the American Academy of Diplomacy and a director/member of the Budget and Finance Committees of the Association for Diplomatic Studies and Training and the DACOR-Bacon House Foundation, each of Washington, D.C. He is also a Senior Associate of Global Business Access, Ltd., a private trade development firm in Washington, D.C., and an independent lecturer on the European Union. Mr. Rowell holds a B.A. in International Relations from Yale University and was a Sloan Executive Fellow at the Stanford University Graduate School of Business.

        G. Michael Bellenghi, age 54, is a co-owner and director of a private physician staffing company in suburban Philadelphia. In 1999, Mr. Bellenghi was asked to serve as the non-executive Board Chairman of a then-public Home Health Company that had sought bankruptcy protection under Chapter 11. In 2002, the company emerged from bankruptcy as a private entity, and Mr. Bellenghi remains as an outside director. A certified public accountant, Mr. Bellenghi began his career in the public accounting profession, where he spent more than 20 years with the firm, Deloitte & Touche. A partner in the firm's Audit Function, Mr. Bellenghi served as the Partner-in-Charge of the Philadelphia office Healthcare Practice for 10 years until 1990. In 1991, he co-founded and served as Managing Partner of a management-consulting firm, which provided a vast array of strategic operational and financial support to various sectors of the healthcare industry. From 1995 to 1999, Mr. Bellenghi also served as Chairman and CEO of Recordex, a subsidiary of SOURCECORP. He is former Chairman and currently a member of the Board of Trustees of The Center for Autistic Children of Philadelphia. Mr. Bellenghi holds a B.S. in Accounting from LaSalle University, and is a member of both the American and the Pennsylvania Institutes of Certified Public Accountants.

VOTE REQUIRED FOR APPROVAL

        The eight (8) nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Directors.

Our Board of Directors recommends a vote FOR its nominees to our Board of Directors

COMPENSATION OF DIRECTORS

        Directors who are our employees do not receive additional compensation for serving as Directors. Each Director who is not our employee receives a fee of $2,500 for attendance at each Board of Directors' meeting; and $1,250 for attendance at committee meetings (unless held on the same day as a Board of Directors' meeting), with Committee Chairmen receiving $1,250 for separate, individual meetings. In prior years, non-employee directors would also receive an initial grant of non-qualified options to purchase 10,000 shares of our common stock under our option plan and an annual grant of non-qualified options to purchase 5,000 shares of our common stock. Such prior practice of annual option grants for non-employee directors has been replaced with a grant of 2,000 shares of restricted stock (vesting in 20%/30%/50% annual increments) for 2003 and it is the intention that annual grants in the future shall consist of such number of shares that equals $40,000 divided by the average closing price of our common stock for the 10 days prior to the applicable annual meeting (with a similar 20%/30%/50% vesting period). In 2002, each non-employee director was granted for his Board service up to 2,500 options provided he owned at least one-tenth as many shares of our common stock. Further, in 2003, we intend to grant each of our Committee Chairmen (Messrs. Moorehead, Bradley and Rowell) 1,000 shares of restricted stock for his service in these capacities. All of our Directors are reimbursed for out-of-pocket expenses incurred in their capacity as Directors.

BOARD AND COMMITTEE MEETINGS

        Our Board has evolved from a Board consisting of a majority of employee directors for the term ended May 2000, to our current slate of director nominees, which is comprised of 75% nonemployee directors (being four independent, nonemployee directors, two nonemployee directors with consulting relationships with us, and two employee directors). Our Board of Directors met five times during 2002. Our non-employee directors meet on a regular basis outside the presence of management. All of our Directors attended 100% of the aggregate of all meetings of the Board of Directors and the committees on which they served during 2002, with the exception of Mr. Rowell, who attended 90% of such meetings and Mr. Moorehead, who attended 73% of such meetings. As the Chairman of our Compensation Committee, Mr. Moorehead was engaged in several meetings with a third-party compensation consultant and with management that were not formal committee meetings and therefore not credited to the calculation of such percentage (however, had they been so credited, Mr. Moorehead would have attended in excess of 75% of such meetings).

        Our Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Corporate Governance Committee. The members of the Executive Committee are Mr. Walker and Mr. Bowman. As described in more detail below, our Audit Committee and Compensation Committee are currently comprised solely of independent directors. In order to add more independence to our Corporate Governance Committee, in 2002 Mr. Walker withdrew from the Committee and was replaced by Mr. Bradley; as such, our Corporate Governance Committee is currently comprised of one non-employee director who has a consulting relationship with us and two independent directors. Further, our Board has designated Mr. Bradley as lead independent director to facilitate communication between our senior management and the independent directors.

        The members of our Audit Committee presently are Mr. Bradley, Mr. Moorehead and Mr. Rowell. Each of these individuals is "independent" as currently defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Further, our Board has determined that our Audit Committee has at least one member that qualifies as an audit committee financial expert as defined by rules promulgated by the Securities and Exchange Commission. Our Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on August 23, 2002, and in accordance with subsequent law or regulation. A copy of such charter is attached as Appendix "A" to this Proxy Statement. Our Audit Committee has followed the changes in laws and regulations impacting audit committees and intends to review and modify its charter as such changes occur; as such, 2003 modifications to such charter are in the process of being finalized, but have not been formally adopted. Our Audit Committee meets regularly with our independent accountants outside the presence of management as well as with the head of our internal audit department. Our Audit Committee is authorized to engage outside counsel and other advisors as may be necessary to carry out their duties. Our Audit Committee is generally responsible for appointing, or in the case of prior years recommending to our Board the appointment of, our independent auditors and overseeing our accounting and internal audit functions, including reviewing, with our independent auditors: (i) the general scope of their audit services and the annual results of their audit; (ii) the reports and recommendations made to our Audit Committee by the independent auditors; and (iii) our internal control structure. Our Audit Committee held six meetings during 2002.

        The members of our Compensation Committee presently are Mr. Bradley, Mr. Moorehead and Mr. Rowell. Our Compensation Committee is responsible for reviewing and making recommendations to our Board of Directors concerning remuneration of our executive officers. Our Compensation Committee also determines stock options to be granted to our executive officers pursuant to our 2002 Long-Term Incentive Plan (the "2002 Plan"). Our Compensation Committee held one formal meeting during 2002 and additional informal meetings integrated into various Board meetings; additionally, the Chairman of this Committee had meetings in 2002 with a third-party compensation consultant engaged at the direction of the Compensation Committee and with management.

        The members of our Corporate Governance Committee presently are Mr. Bradley, Mr. Shaw and Mr. Rowell. Our Corporate Governance Committee is responsible for making recommendations to our Board of Directors concerning nominees for election to our Board of Directors as well as for reviewing certain Board functions, making recommendations to the Board from time to time as to matters of corporate governance and facilitating information flow to the Board. Our Corporate Governance Committee held one formal meeting during 2002. Additionally, the full Board devoted large segments of various Board meetings in 2002 to various corporate governance topics. In 2002, the Board passed a resolution that each member of the Board of Directors attend on an annual basis at least one continuing education seminar on a relevant topic. In 2002, three of our directors attended an Institutional Shareholder Services (ISS) "accredited" director education program.

EXECUTIVE OFFICERS

        Our executive officers are appointed annually by our Board of Directors and serve at the discretion of our Board. Our executive officers (other than Messrs. Walker and Bowman, whose information is set forth under the section entitled "Election of Directors"), their respective ages, positions and certain other information as of March 31, 2003, with respect to each of them are set forth below.

        Joe A. Rose, age 52, has been our Chief Operating Officer since January 2000 and, through the Annual meeting, a Director since March 2000. Mr. Rose declined to stand for re-election as a director for the term commencing immediately after the Annual Meeting. From August 1999 through December 1999, Mr. Rose was an Executive Vice President. From June 1997 through August 1999, Mr. Rose was a Senior Vice President. From May 1995 through January 1997, Mr. Rose was President and CEO of FormMaker Software, Inc., a document technology company which merged with Image Sciences Corp. to form Docucorp International. From May 1993 through May 1995, Mr. Rose was Corporate Vice President of John H. Harland Company, a financial services company, and President and CEO of its subsidiary, Formation Technology, Inc. From July 1988 through May 1993, Mr. Rose served as Executive Vice President of National Data Corporation, where he was responsible for the credit card and cash management divisions. Mr. Rose began his information services career at EDS in sales. Mr. Rose holds a B.A. from Texas Tech University.

        Barry L. Edwards, age 55, has been an Executive Vice President and our Chief Financial Officer since August 2000. From November 1994 to March 2000, Mr. Edwards was Executive Vice President and Chief Financial Officer for AMRESCO, a nationwide financial services company. From December 1978 to November 1994, Mr. Edwards was Vice President and Treasurer of Liberty Corporation, an insurance and broadcasting holding company based in Greenville, South Carolina. Mr. Edwards received a Bachelor of Science in Finance and Economics from Lehigh University in

1969, and an MBA from the University of Virginia Darden School of Business in 1972. Mr. Edwards is a board member for Ryan's Family Steakhouses and Robert Harris Homes.

        Charles S. Gilbert, age 36, has been a Senior Vice President, Secretary and General Counsel since January 2001, a Vice President, Secretary and General Counsel since August 2000, our Secretary and acting General Counsel since July 2000 and corporate counsel since April 2000. From 1991 until joining us, he practiced law in the corporate securities section of Jackson Walker LLP, Dallas, where he was elected partner. Mr. Gilbert holds a B.S. in Physics from The University of Texas and a J.D. from The University of Texas School of Law.

        W. Bryan Hill, age 36, has been a Vice President and our Chief Accounting Officer since November 2001. From August 2000 to October 2001, Mr. Hill served with us as a Director of Accounting. From July 1996 until joining us, Mr. Hill was Senior Vice President of Accounting and Finance with FirstPlus Consumer Finance. Previously, Mr. Hill held various accounting and finance positions with Associates First Capital for over seven years with Director of Corporate Finance being his last position. Mr. Hill holds a B.B.A. in Accounting from Texas Christian University and has been a C.P.A and a C.M.A since 1996 and 2000, respectively.

        Michael S. Rupe, age 52, has been a Division President since September 2000. From March 1998 through August 2000, Mr. Rupe served as President and Chief Executive Officer of Solomon Software, Inc., an accounting and business software company that was sold to Great Plains Software in June 2000. From March 1997 to February 1998, Mr. Rupe served as Executive Vice President and Chief Financial Officer of Solomon Software, Inc. From August 1995 through February 1997, Mr. Rupe was Senior Vice President of Finance and Administration at FormMaker Software, Inc., a document technology company, which merged with Image Sciences Corp. to form DocuCorp International. Mr. Rupe holds a B.S. in Accounting from the University of Kentucky.

        Kerry Walbridge, age 51, has been a Division President since March 2001. From April 2000 to December 2000, Mr. Walbridge was President and CEO of eMake Corporation, a first-to-market provider of web hosted Enterprise Resource Planning (ERP) software solutions and electronic supply chain services to the manufacturing market. From August 1998 to April 2000, Mr. Walbridge was Senior Vice President Sales and Marketing for Outsourcing Solutions, Inc., the nation's largest provider of accounts receivable management services. From November 1991 to June 1993 and from June 1996 to August 1998, Mr. Walbridge was a Division Vice President for Electronic Data Systems (EDS) and from April 1988 to November 1991 Mr. Walbridge was a Division Vice President for McDonnell Douglas Systems Integration. Mr. Walbridge received a B.S. in business from St. Louis University.

        Ronald Zazworsky, age 59, has been a Division President since November 2000. From October 1997 until November 2000, Mr. Zazworsky was our Senior Vice President—HealthSERVE. From February 1994 until July 1997, Mr. Zazworsky was Senior Vice President at Medaphis Corporation, an outsourcer of financial and business management services for hospitals and physician groups. From April 1992 to February 1994, Mr. Zazworsky was President and CEO at Habersham Banking Solutions, Inc., a private check imaging software firm where he also served on its board of directors. Prior to 1992, Mr. Zazworsky was employed at HBOC, a healthcare systems and services organization, as Regional Vice President for eight years. Previously, Mr. Zazworsky held various sales, marketing and management positions at IBM. Mr. Zazworsky holds a B.A. from Gettysburg College and an M.B.A. from Emory University.

REPORT OF THE AUDIT COMMITTEE

        Our Audit Committee has reviewed and discussed with management our audited financial statements as of and for the fiscal year ended December 31, 2002. The Committee also has discussed with Deloitte & Touche LLP, our independent auditors for 2002, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche LLP that firm's independence from management and the Company.

        Based on the review and discussions referred to in the above paragraph, our Audit Committee recommended to the Board of Directors that the year-end audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

        One duty of the Audit Committee is to annually appoint, or in the case of prior years recommend the appointment of, the Company's independent auditors. In performing that duty, the Audit Committee recommended that the Board of Directors appoint Deloitte & Touche LLP as the Company's independent auditors for 2003.

                      Michael J. Bradley, Chairman
                      Donald F. Moorehead, Jr.
                      Hon. Edward M. Rowell

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        Our Compensation Committee is comprised of independent, non-employee directors, and subject to the employment agreements described below, reviews and recommends to our Board of Directors for its approval the salaries and bonuses of our officers, including our nine executive officers—Thomas C. Walker, Chairman of the Board and Chief Development Officer; Ed H. Bowman, Jr., President and Chief Executive Officer; Joe A. Rose, Executive Vice President and Chief Operating Officer; Barry L. Edwards, Executive Vice President and Chief Financial Officer; Charles S. Gilbert, Senior Vice President, General Counsel and Secretary; Bryan Hill—Vice President and Chief Accounting Officer; Michael S. Rupe, President—Information Distribution Solutions Division; Kerry Walbridge, President—Business Process Solutions Division; and Ronald Zazworsky, President—HealthSERVE Division. In addition, our Compensation Committee makes recommendations to our Board with respect to the granting of stock options under our 2002 Long-Term Incentive Plan (the "2002 Plan") (and previous to our adoption of the 2002 Plan, under the 1995 Stock Option Plan) and/or warrants to selected Directors, executive officers and other key employees.

Compensation Philosophy

        Our executive compensation program is designed to integrate compensation with the achievement of our short-term and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executives.

        Executive compensation is comprised of three components: (i) a base salary, which attracts talented employees and contributes to motivating and rewarding individual performance; (ii) an incentive bonus of cash, which integrates financial reward with the achievement of our short-term performance objectives; and (iii) a stock option and/or restricted stock incentive award program, which is intended to promote the achievement of long-term performance goals and to align the long-term interests of our executive officers with those of our stockholders.

        The base salary and incentive bonus payable to each of our executive officers are presently governed by employment agreements entered into by us with each of these executive officers. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." Our Compensation Committee conducts ongoing reviews of these employment agreements or other salary and bonus arrangements to ensure that they are consistent with our Compensation Committee's then current philosophy.

        Our Compensation Committee generally intends that compensation paid to our Chief Executive Officer and the other executive officers named in the Summary Compensation Table not be subject to the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the committee's other objectives. Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless the payments result from "qualified performance-based compensation."

Base Salary Compensation

        Our Compensation Committee continues to believe that the retention of executives who have developed the skills and expertise required to lead our organization is vital to our competitive strength. Our Compensation Committee further believes that attracting other key employees who can supplement the efforts of our existing executives is absolutely critical. To this end, it is our Compensation Committee's policy to continue to establish base pay at competitive levels.

Incentive Bonus Compensation

        Our Compensation Committee believes that compensation should vary with corporate performance and that a significant portion of compensation should continue to be linked to the achievement of business goals. Under our employment agreements with our executive officers, the incentive bonus award component of their compensation is based on the achievement of certain levels of operating profitability or such other criteria as may be designated on an annual basis. This incentive bonus award component is subject to annual review by our Compensation Committee. In 2002, pursuant to the 2002 incentive bonus plan, the executive officers were paid cash bonuses on an individual basis based on the actual achievement of performance objectives.

Grants of Stock Options and Awards

        It is the policy of our Compensation Committee to award stock options, restricted stock or similar awards to our executive officers and other key employees to align their interests with those of our long-term investors and to help attract and retain these persons. Restricted stock provides value on a greater or lesser basis as the value of our common stock goes up or down following vesting. Options or similar awards provide value to the recipients only if and when the market price of our common stock increases above the option or warrant grant price. To that end, there is ongoing review by the Committee of the market price of our common stock and the grant price of options or similar awards. It is our Committee's goal to preserve these incentives as effective tools in motivating and retaining executives.

        Options to purchase approximately 860,000 shares of our common stock were granted during 2002 to certain employees who were hired during 2002 and to the executive officers, other current management level employees and select key employees and consultants. Our Compensation Committee intended for such grants to provide a meaningful long-term incentive to those individuals who have been identified as key to our future success, to help retain the services of these persons and to further link compensation to our overall performance; however, as market conditions have declined, our Compensation Committee acknowledges that options that are significantly underwater may not achieve their intended purposes. No shares of restricted stock were awarded to our executive officers in 2002.

General

        If any of the above benefits, either alone or together with any other payments or benefits to covered senior executive employees, including any named executive officers, would constitute an "excess parachute payment" subject to the excise tax under certain provisions of the Internal Revenue Code, the senior executive employment agreements provide that an additional payment would be made to each affected covered employee so that such excise tax is reimbursed on a net after-tax basis.

Compensation of our Chief Executive Officer

        Our Compensation Committee considers several factors in establishing our Chief Executive Officer's compensation package, including market pay practices, performance level, contributions toward achievement of strategic goals and our overall financial and operating success. Compensation paid during 2002 to Mr. Bowman was composed of the base salary set forth in Mr. Bowman's amended employment agreement and a cash bonus pursuant to his employment agreement. See "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

        Historically, Mr. Bowman has been issued on an annual basis some combination of options and warrants, some of which vest over time while others vest upon our achievement of designated earnings targets. Mr. Bowman was granted 223,000 options in 2002, which vest over time.

                      THE COMPENSATION COMMITTEE

                      Donald F. Moorehead, Jr., Chairman
                      Michael J. Bradley
                      Hon. Edward M. Rowell

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the annual and long-term compensation earned during the last three fiscal years by our Chief Executive Officer and each of our other four most highly compensated executive officers (collectively, the "named executive officers").

								Long-Term Compensation
								Awards		Payouts
		Annual Compensation
								Securities Underlying Options/SARS/ Warrants (#)(2)
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)				LTIP Payouts $	All Other Compensation ($)
Ed H. Bowman, Jr. President and Chief Executive Officer	2000 2001 2002	460,000 575,000 575,000		— — 575,000		14,988 30,681 29,134	(3) (5) (6)	169,525 223,000	(4)	— — —	$	— — 58,000	(7)
Thomas C. Walker Chairman of the Board and Chief Development Officer	2000 2001 2002	300,000 330,000 330,000		— — 214,500		17,730 26,086 23,298	(8) (9) (10)	65,000 86,500	(4)	— — —	$	— — 33,000	(7)
Joe A. Rose Executive Vice President and Chief Operating Officer	2000 2001 2002	329,997 365,000 365,000		— 30,000 292,000	(12)	18,581 25,471 26,737	(11) (13) (14)	100,000 81,250 98,550		— — —	$	— — 37,000	(7)
Kerry D. Walbridge Division President—Business Process Solutions	2000 2001 2002	— 197,115 250,000	(15)	— — 200,000		— 11,849 16,113	(16) (17)	— 75,000 30,000		— — —		— — —
Barry L. Edwards Executive Vice President and Chief Financial Officer	2000 2001 2002	118,327 279,682 275,540	(15)	— 57,300 233,000	(12)	3,599 22,452 22,122	(18) (19) (20)	12,375 43,300 84,300		— — —	$	— — 28,000	(7)

(1)
In addition, in 2000 and 2001, options and warrants were issued in lieu of cash bonuses.

(2)
Represents options and warrants granted to purchase the stated number of shares of our common stock.

(3)
Includes auto allowance ($6,000), medical insurance reimbursement ($5,632), cost of comprehensive physical and tax planning expense.

(4)
Grants for such individual in such year were made, and reported, in the prior year.

(5)
Includes auto allowance ($11,000), medical insurance reimbursement, life insurance premium reimbursement ($9,500), club dues, legal expenses and cost of comprehensive physical.

(6)
Includes auto allowance ($12,000), medical insurance reimbursement, medical co-pay reimbursement, club dues, legal expenses, financial planning expense and tax planning expense.

(7)
Consists of the Company's contribution to such employee's Non-Qualified Plan account.

(8)
Includes auto allowance ($6,000), medical insurance reimbursement, tax planning expense ($6,000) and club dues.

(9)
Includes auto allowance ($11,000), medical insurance reimbursement, tax planning expense ($7,000) and club dues.

(10)
Includes auto allowance ($12,000), medical insurance reimbursement, life insurance premium reimbursement ($7,000) and club dues.

(11)
Includes auto allowance ($6,000), medical insurance reimbursement ($5,714) and life insurance premium reimbursement ($6,867).

(12)
Such bonuses relate to prior year performance.

(13)
Includes auto allowance ($11,000), medical insurance reimbursement, financial planning expense and life insurance premium reimbursement ($8,000).

(14)
Includes auto allowance ($12,000), medical insurance reimbursement, life insurance premium ($7,630), tax planning expense and cost of comprehensive physical.

(15)
Represents salary for a partial year's service.

(16)
Includes auto allowance ($9,250) and medical insurance reimbursement.

(17)
Includes auto allowance ($12,000) and medical insurance reimbursement ($4,113).

(18)
Includes auto allowance ($2,500) and medical insurance reimbursement ($1,099).

(19)
Includes auto allowance ($11,000), medical insurance reimbursement, life insurance premium, club dues and tax planning expense.

(20)
Includes auto allowance ($12,000), medical insurance reimbursement, medical co-pay reimbursement and tax planning expense.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

        The following table contains information concerning the grants of stock options to the named executive officers during fiscal 2002.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(11)
Percent of Total Options Granted to Employees in 2002 (%)
	Number of Securities Underlying Options Granted(#)(12)			Exercise or Base Price ($/Sh)
Name					Expiration Date
						5% ($)	10% ($)
Ed H. Bowman, Jr. President and Chief Executive Officer	15,000 208,000	(1) (2)	1.8 25.8	23.70 25.72	2/28/12 3/13/12	223,572 3,364,435	566,575 8,526,140
Thomas C. Walker Chairman of the Board and Chief Development Officer	15,000 71,500	(1) (3)	1.8 8.8	23.70 25.72	2/28/12 3/13/12	223,572 1,156,525	566,575 2,930,861
Joe A. Rose Executive Vice President and Chief Operating Officer	10,000 78,550 10,000	(4) (5) (6)	1.2 9.7 1.2	23.70 25.72 18.64	2/28/12 3/13/12 12/3/12	149,048 1,270,560 117,226	377,717 3,219,847 297,074
Kerry D. Walbridge Division President—Business Process Solutions	5,000 15,000 10,000	(7) (8) (9)	0.6 1.8 1.2	23.70 25.72 19.96	2/28/12 3/13/12 8/12/12	74,524 242,628 125,527	188,858 614,866 318,111
Barry L. Edwards Executive Vice President and Chief Financial Officer	15,000 69,300	(1) (10)	1.8 8.6	23.70 25.72	2/28/12 3/13/12	223,572 1,120,939	566,575 2,840,680

(1)
10,000 of these options are exercisable as to 20% of the underlying shares on February 28, 2003, 30% on February 28, 2004 and 50% on February 28, 2005. The remaining 5,000 options are exercisable on February 10, 2005.

(2)
98,000 of these options are exercisable as to 20% of the underlying shares on March 13, 2003, 30% on March 13, 2004 and 50% on March 13, 2005. The remaining 110,000 options are exercisable on February 10, 2005.

(3)
33,500 of these options are exercisable as to 20% of the underlying shares on March 13, 2003, 30% on March 13, 2004 and 50% on March 13, 2005. The remaining 38,000 options are exercisable on February 10, 2005.

(4)
5,000 of these options are exercisable as to 20% of the underlying shares on February 28, 2003, 30% on February 28, 2004 and 50% on February 28, 2005. The remaining 5,000 options are exercisable on February 10, 2005.

(5)
25,150 of these options are exercisable as to 20% of the underlying shares on March 13 2003, 30% on March 13, 2004 and 50% on March 13, 2005. The remaining 53,400 options are exercisable on February 10, 2005.

(6)
These options are exercisable as to 20% of the underlying shares on December 3, 2003, 30% on December 3, 2004 and 50% on December 3, 2005.

(7)
These options are exercisable as to 20% of the underlying shares on February 28, 2003, 30% on February 28, 2004 and 50% on February 28, 2005.

(8)
These options are exercisable as to 20% of the underlying shares on March 13, 2003, 30% on March 13, 2004 and 50% on March 13, 2005.

(9)
These options are exercisable as to 20% of the underlying shares on August 12, 2003, 30% on August 12, 2004 and 50% on August 12, 2005.

(10)
27,500 of these options are exercisable as to 20% of the underlying shares on March 13, 2003, 30% on March 13, 2004 and 50% on March 13, 2005.

(11)
The potential realizable values are the results of calculations at assumed annual rates of stock price appreciation of five percent and ten percent. These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of our stock price. No gain to optionees is possible without an increase in stock prices, which will benefit all stockholders. Options become immediately exercisable in the event of a change-in-control as defined in our 1995 Stock Option Plan, as amended (the "1995 Plan"), and our 2002 Plan.

(12)
These options entitle the holder to purchase shares of our common stock at an exercise price equal the fair market value per share of our common stock as of the date the option was granted.

AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION/WARRANT VALUES

        The following table provides information, with respect to the named executive officers, concerning options and warrants exercised during fiscal 2002 and the options and warrants held as of December 31, 2002.

			Number of Securities Underlying Unexercised Options and Warrants at Fiscal Year End (#)
					Value of Unexercised In-The-Money Options and Warrants at Fiscal Year End(1)($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ed H. Bowman, Jr. President and Chief Executive Officer	—	—	492,025	338,000	0	0
Thomas C. Walker Chairman of the Board and Chief Development Officer	—	—	160,583	129,500	0	0
Joe A. Rose Executive Vice President and Chief Operating Officer	—	—	84,516	190,284	0	0
Kerry D. Walbridge Division President—Business Process Solutions	—	—	10,000	95,000	0	0
Barry L. Edwards Executive Vice President and Chief Financial Officer	—	—	27,500	150,100	0	0

(1)
The value of an unexercised option or warrant at December 31, 2002 is determined by subtracting the exercise price of the option or warrant from the last sale price of a share of our common stock on last trading day of 2002, December 31, 2002 ($18.59), as reported by The NASDAQ Stock Market.

Equity Compensation Plan Information

        The following table provides the indicated information as of December 31, 2002, regarding the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	2,767,484	(1)	$27.55	1,012,400	(2)(3)
Equity compensation plans not approved by security holders	834,072	(4)	$28.25	0	(3)

Total	3,601,556	(1)	$27.72	1,012,400	(2)(3)

(1)
Represents 2,358,284 shares underlying options and 409,200 shares underlying warrants.

(2)
The number of securities available for issuance under the 2002 Plan (which effectively replaces the 1995 Plan) at any time is the greater of 650,000 or 16% of the total number of shares of stock outstanding, plus 600,000, less any awards then outstanding.

(3)
Warrants, when issued, have been issued outside of our 1995 Plan and our 2002 Plan. The number of such warrants that may be issued from time to time by the Company are subject to approval by the Board of Directors.

(4)
All securities issued to our directors or executive officers were under shareholder approved plans or grants. As such, none of such 834,072 securities were issued to our directors or executive officers.

PERFORMANCE GRAPH

        The following graph compares, on a dividend reinvestment basis, the cumulative total return of our common stock with Standard & Poor's 500 composite stock price index, Standard & Poor's 600 SmallCap composite stock price index, the NASDAQ Computer & Data Processing Services composite stock price index and our previously selected peer group of businesses process outsourcing companies for the period from January 1, 1998 through December 31, 2002, assuming $100 was invested on January 1, 1998 in each case.

        The NASDAQ Computer & Data Processing Services composite index is prepared by the Center for Research in Security Prices at the University of Chicago by reference to NASDAQ companies with businesses that fall within Standard Industrial Classification 737 (Business Services: Computer Programming and Data Processing, including data preparation, processing and information retrieval services). The NASDAQ Stock Market provides this index to NASDAQ -listed companies for use in their stock performance charts. In order to compare our performance with relevant and readily ascertainable indices, we have adopted this index in lieu of constructing a custom peer group of business process outsourcing companies, as has been done in prior years. For similar reasons, we have voluntarily included the S&P 500 Stock Index, in addition to our chosen broad based index of the S&P 600 SmallCap Composite Stock Price Index. Our previously selected peer group consisted of Ceridian Corp., Affiliated Computer Services, Inc., Tier Technologies, Inc., Computer Sciences Corp., Maximus, Inc., Iron Mountain, Inc. and Perot Systems Corp., with the weightings of each peer group company being weighted according to its stock market capitalization for purposes of arriving at a peer group average. The performance of our common stock reflected below is not necessarily indicative of future performance.

	Dec-97	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02
SOURCECORP Incorporated	$100	$139	$148	$160	$146	$81
S&P © 500	$100	$129	$156	$141	$125	$97
S&P © 600	$100	$99	$111	$124	$132	$113
Nasdaq Computer & Data Processing	$100	$178	$392	$181	$145	$100
Custom Peer Group (7 Stocks)	$100	$154	$175	$132	$150	$123

The 7-Stock Custom Composite consists of Ceridian Corp., Affiliated Computer Services, Tier Technologies Inc., Computer Sciences Corp., Iron Mountain Inc., Perot Systems Corp., and Maximus Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 2002, our Compensation Committee consisted of Messrs. Bradley, Moorehead and Rowell. All of the members of the Compensation Committee are independent, non-employee Directors and are not former officers. During 2002, no executive officer served as a member of the board of directors or on the compensation committee of a company where any of its executive officers served on our Compensation Committee or on our Board of Directors.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        Each of Messrs. Walker, Bowman, Rose, Edwards, Gilbert, Hill, Rupe, Walbridge and Zazworsky have entered into employment agreements with us (with the exception of Messrs. Hill and Walbridge whose 2003 agreements are in the process of being finalized and which are described in their anticipated final form). Mr. Bowman's employment agreement is for a term ending December 31, 2007, with an automatic annual five-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement. Mr. Walker's employment agreement is for a term ending December 31, 2004, with an automatic annual two-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement. Mr. Rose has an employment agreement for a term ending December 31, 2005, Messrs. Edwards, Gilbert, Hill and Walbridge each have an employment agreement for a term ending December 31, 2004 and Messrs. Rupe and Zazworsky each have an employment agreement for a term ending December 31, 2003. Pursuant to the employment agreements, each employee named above receives an annual base salary and is eligible for additional year-end bonus compensation.

        Each of the employment agreements provides that, in the event of a termination of employment by us without cause or by the employee for good reason, the employee will be entitled to receive from us a lump-sum payment equal to the employee's then current salary for the greater of two years or the remainder of the term under the employment agreement in the case of Messrs. Bowman, Walker and Rose; one year's salary in the case of Messrs. Edwards and Gilbert; in the case of Messrs. Hill, Rupe and Walbridge, six months' salary if terminated by us without cause and if terminated by employee for good reason, the lesser of the employee's then current salary for the remainder of the term under the employment agreement or for six months; and in the case of Mr. Zazworsky, the employee's then current salary for the remainder of the term if terminated by us without cause and if terminated by the employee for good reason, the greater of the employee's then current salary for the remainder of the term under the employment agreement or for six months.

        In the event of a change in control, if the employee has not received notice 15 days prior to the event resulting in such change of control that such employee's employment will be continued by our successor, the amount of the lump-sum payment to be made to the employee shall be 5 times the sum of annual salary and maximum bonus in the case of Mr. Bowman; 3.64 times in the case of Mr. Walker; 2.78 times in the case of Mr. Rose; 2.5 times in the case of Mr. Edwards; 1.72 times in the case of Mr. Zazworsky; 1.22 times in the case of Mr. Gilbert; 1.15 times in the case of Messrs. Rupe and Walbridge; and 1 times in the case of Mr. Hill. In addition, in the event of a change in control with notice that the employee's agreement will be assumed by our successor, the amount of the lump-sum payment to be made to the employee upon resignation (or termination after such change of control) shall be the same respective multiple of the sum of annual salary and maximum bonus set forth in the previous sentence in the case of Messrs. Bowman, Walker, Rose, Edwards, Gilbert, and Zazworsky, and such individuals shall each have two years to determine whether or not to resign and receive their lump-sum payment. In the case of Messrs. Hill, Rupe and Walbridge, in the event of a change of control, the term of their respective employment agreements shall be extended for one year following the consummation of the change in control, and the severance for termination of employment by the company without cause shall upon a change of control be 1.15 times (or 1 times in the case of Mr. Hill) the sum of such employee's annual salary and maximum bonus. Further, in the case of a termination of the employment agreements of Messrs. Bowman, Walker or Rose in connection with a change in control, such respective employees would be entitled to the continuation of certain benefits, including insurance coverage, for a period of three years.

        Each of the employment agreements for Messrs. Bowman, Walker, Rose, Edwards, and Gilbert contains a covenant not to compete with us for a period of two years following termination of employment, provided that: (i) in the event of a termination of employment by us without cause, the term of the covenant not to compete contained in the employment agreement will be shortened to one year; and (ii) in the event of termination of employment by the employee for good reason or in the event we experience a change in control wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of the employee's employment, the covenant-not-to-compete with us shall not apply. Each of the employment agreements for Messrs. Hill, Rupe and Walbridge contains a covenant not to compete with us for a period of two years for some activities and one year for other activities following termination of employment, provided that in the event of a termination of employment by us without cause, a termination of employment by the employee for good reason or in the event we experience a change in control wherein the employee does not receive notice 15 days prior to the event resulting in such change of control of the continuation of the employee's employment, the covenant-not-to-compete with us shall be shortened to the greater of the remaining term or 6 months for some activities and remain at 2 years for other activities. Mr. Zazworsky's employment agreements contains a covenant not to compete with us for a period of three years following termination of employment and in the event of a change in control wherein the employee does not receive notice 15 days prior to the event resulting in the change of control of the continuation of such employee's employment, the covenant-not-to-compete with us will not apply. If applicable law reduces the time period during which any employee is prohibited from competing with us, such employment agreements provide that the covenant not to compete with us shall be reduced to the maximum period permitted by law.

CONSULTING AGREEMENT

        Mr. Lowenstein entered into a consulting agreement with us in January 2000. Mr. Lowenstein's consulting agreement was for an initial term of two years and automatically renews on a yearly basis thereafter unless terminated by him or us in accordance with the terms of the agreement. Under this agreement, Mr. Lowenstein is compensated for his non-Board related services as follows: (i) for acquisition related work, Mr. Lowenstein is compensated at the rate of 1.5% of earnings before interest and taxes acquired through acquisitions; for non-acquisition related work, Mr. Lowenstein is, as of 2003, compensated at the rate of $140 per hour or $1000 per day (whichever is less), all subject to an aggregate cap of $250,000. In 2002, Mr. Lowenstein was paid $173,102 pursuant to this arrangement.

        Upon termination of this agreement, we will pay to Mr. Lowenstein all aggregate monies due and owing to him with respect to acquisitions closed on or before the date of termination.

        In the event of a change in control, if Mr. Lowenstein has not received notice 15 days prior to the event resulting in such change of control that the terms of this agreement will not be continued by our successor, Mr. Lowenstein will receive a lump-sum termination payment in the amount of $1.5 million. In addition, in the event of a change in control of the Company with notice that this agreement will be assumed by our successor, the amount of the lump-sum payment to be made to Mr. Lowenstein, upon termination of his consulting agreement, will be $1.5 million. Mr. Lowenstein shall have one year to determine whether or not to terminate his consulting agreement and receive the lump-sum payment.

        Additionally, Mr. Lowenstein's consulting agreement contains a covenant not to compete with us during the term of the consulting agreement and for a period of two years immediately following the termination of the agreement.

        From time to time, Mr. Shaw performs work on our behalf under a consulting arrangement in which we pay Mr. Shaw the lesser of $140 per hour or $1000 per day. Such work is unrelated to his director activities. In 2002, Mr. Shaw was paid $24,663 pursuant to this arrangement.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information, as of March 21, 2003, regarding the beneficial ownership of our common stock by (i) each person known to beneficially own more than 5% of our common stock; (ii) each Director, Director nominee and each named executive officer; and (iii) all Directors and named executive officers as a group. Unless otherwise indicated, the address of each person listed below is c/o SOURCECORP, Incorporated, 3232 McKinney Avenue, Suite 1000, Dallas, Texas 75204. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated. At March 21, 2003, there were 17,067,089 shares of our common stock outstanding (including 36,670 shares held by one of our wholly-owned subsidiaries and excluding 13,841 shares of our common stock held by us).

Name of Beneficial Owner	Shares Owned	Percent of Outstanding Common Stock
FMR Corp.(1) 82 Devonshire Street Boston, MA 02109	2,212,276	13.0%
T. Rowe Price Associates, Inc.(2) 100 East Pratt Street Baltimore, MD 21202	1,719,000	10.1%
Awad Asset Management, Inc.(3) 880 Carillon Parkway St. Petersburg, FL 33716	1,148,242	6.7%
Other
Ed H. Bowman, Jr.(4)	524,625	3.0%
Thomas C. Walker(5)	208,283	1.2%
Joe A. Rose(6)	124,880	*
Barry L. Edwards(7)	38,500	*
Jonathan B. Shaw(8)	29,532	*
Kerry D. Walbridge(9)	25,000	*
Michael J. Bradley(10)	24,334	*
David Lowenstein(11)	23,834	*
Hon. Edward M. Rowell(12)	18,634	*
Donald F. Moorehead, Jr.(13)	18,334	*
G. Michael Bellenghi	0	*
All Directors and executive officers as a group (14 persons)(14)	1,252,635	6.9%

*
Represents less than 1%.

(1)
Based solely on information provided on Schedule 13G (Amendment No. 2) dated February 14, 2003, which reflects sole voting power with respect to 515,676 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,212,276 shares and shared dispositive power with respect to 0 shares.

(2)
Based solely on information provided on Schedule 13G (Amendment No. 5) dated February 14, 2003, which reflects sole voting power with respect to 262,200 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,719,000 shares and shared dispositive power with respect to 0 shares. These securities are owned by various individuals and institutional investors, for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)
Based solely on information provided on Schedule 13G dated January 29, 2003, which reflects sole voting power with respect to 1,148,242 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,148,242 shares and shared dispositive power with respect to 0 shares.

(4)
Consist of 11,000 shares of common stock and 513,625 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(5)
Consist of 39,000 shares of common stock, 2,000 shares of which are held by such person's spouse and 5,000 shares of which are held by the Thomas C. and Carolyn W. Walker Family Foundation, and 169,283 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(6)
Consist of 1,000 shares of common stock and 123,880 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(7)
Consist of 3,500 shares of common stock and 35,000 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(8)
Consist of 11,198 shares of common stock and 18,334 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(9)
Consist of 1,000 shares of common stock and 24,000 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(10)
Consist of 6,000 shares of common stock and 18,334 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(11)
Consist of 23,834 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(12)
Consist of 300 shares of common stock and 18,334 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(13)
Consist of 18,334 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

(14)
Consists of 74,948 shares of Common Stock and 1,177,687 options or warrants currently exercisable or exercisable within 60 days of March 21, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY POLICY

        It is our policy that transactions with our directors and executive officers, if any, will be approved by a majority of the disinterested members of our Board of Directors, and will be made on terms no less favorable to us than could be obtained from unaffiliated third parties. We did not have any transactions with any of our directors or executive officers in 2002 other than compensation related matters, which are covered elsewhere in this Proxy Statement.

INDEPENDENT ACCOUNTANTS

Independent Auditors Attendance at Stockholders Meeting

        Deloitte & Touche LLP audited our books, records and accounts for fiscal 2002, and representatives of Deloitte & Touche LLP are expected to attend our Annual Meeting, will have the opportunity to make a statement if they desire and will be available to answer appropriate questions that may be asked by stockholders.

        As recommended by the Audit Committee of SOURCECORP, Incorporated, the Board of Directors, on April 17, 2002, decided to no longer engage Arthur Andersen LLP ("Andersen") as independent auditors and engaged Deloitte & Touche LLP to serve as independent auditors for 2002.

        Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ended December 31, 2001 and December 31, 2000 respectively, and the subsequent interim period through the date of the Form 8-K on April 17, 2002, notifying of such auditor change, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Andersen with a copy of the foregoing disclosures. A copy of Andersen's letter, dated April 18, 2002, stating its agreement with such statements was filed as an exhibit to the Company's Form 8-K dated April 17, 2002.

        During the Company's fiscal years ended December 31, 2001 and December 31, 2000 respectively, and the subsequent interim period through August 11, 2002, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements contained in our quarterly reports on Form 10-Q for 2002 was $225,000.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche LLP did not perform any professional services for us in 2002 with respect to financial information systems design or implementation.

All Other Fees

        The aggregate fees billed by Deloitte & Touche LLP for 2002 (other than for services contemplated above) was $185,092, which primarily related to asset valuation services and tax consulting services.

        The Audit Committee has considered whether the provision of the services contemplated in the prior two paragraphs is compatible with maintaining Deloitte & Touche LLP's independence, and has determined that it is.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish us with copies of all Sections 16(a) forms they file.

        Based solely on our review of the copies of such forms received by us with respect to fiscal 2002, or written representations from certain reporting persons, to the best of our knowledge, all reports were filed on a timely basis.

OTHER MATTERS

        Our Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR OUR 2004
ANNUAL MEETING OF STOCKHOLDERS

        Stockholder proposals to be presented at our 2004 Annual Meeting of Stockholders must be received, in writing, by our Secretary at our principal executive offices no later than December 22, 2003 in order to be included in our Proxy materials relating to that meeting and such proposals must otherwise comply with the proxy rules relating to stockholder proposals. Stockholders who wish to submit a proposal for consideration at our 2004 Annual Meeting of Stockholders, but who do not wish to submit a proposal for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, should deliver a copy of their proposal in writing for receipt by our Secretary at our principal executive offices no later than March 7, 2004. If a stockholder fails to provide such notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the annual meeting.

REPORT ON FORM 10-K

        OUR ANNUAL REPORT ON FORM 10-K FOR OUR FISCAL YEAR ENDED DECEMBER 31, 2002, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO OUR STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO OUR FORM 10-K WILL BE FURNISHED UPON PAYMENT OF $.50 PER PAGE, WITH A MINIMUM CHARGE OF $5.00. REQUESTS FOR COPIES SHOULD BE DIRECTED TO SOURCECORP, INCORPORATED, 3232 MCKINNEY AVENUE, SUITE 1000, DALLAS, TEXAS 75204, ATTENTION: LON BAUGH, INVESTOR RELATIONS.

                      By Order of our Board of Directors

                      Charles S. Gilbert
                       Senior Vice President,
                      General Counsel and Secretary

Dallas, Texas
April 21, 2003

APPENDIX A

SOURCECORP
AUDIT COMMITTEE CHARTER

        The Audit Committee of the Board of Directors of SOURCECORP, Incorporated ("Company") shall consist of at least three independent directors. Members of the Committee shall be considered independent if, in the opinion of the Board of Directors, they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the Members of the Committee will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        In discharging its oversight role, the Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet as scheduled by the Chairperson selected by the Board of Directors as frequently as circumstances dictate.

Responsibilities

        The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

  1.
  Provide an avenue of communications between the independent auditors and the Board of Directors.

  2.
  The Committee and Board shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee will:

  •
  Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

  •
  Review the fees to be paid to the independent auditor for audit services.

  •
  Review the retention of the independent auditor for any non-audit service, and review the fee for such service.

  •
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services, if any, is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  •
  Recommend annually the appointment of the independent auditors to the Board for its approval.

  3.
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

A-1

  4.
  Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  5.
  Receive any notification from the independent auditor contemplated by Section 10A of the Securities Exchange Act of 1934 (i.e. illegal acts).

  6.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  7.
  Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis by them of the effect of alternative GAAP methods on the Company's financial statements.

  8.
  Review with management and the independent auditor the effect of material regulatory and accounting initiatives on the Company's financial statements.

  9.
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  10.
  Discuss with management insider or affiliated party transactions, if any.

  11.
  Review with management and the independent auditor, as appropriate, the substance of any regulatory or governmental agency correspondence, employee complaints or published reports to the extent such correspondence, complaints or reports raise material issues regarding the Company's financial statements or accounting policies.

  12.
  Discuss with management and its general counsel legal and regulatory matters likely to have a material impact on the Company's financial statements and Company compliance policies.

  13.
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

  14.
  Review the appointment/replacement of the senior internal auditing executive and the internal audit department responsibilities, budget and staffing.

  15.
  Review any significant reports to management prepared by the internal auditing department and management's responses.

  16.
  Prepare a report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the report whether the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

  17.
  Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Quorum

        For the transaction of business at any meeting of the Audit Committee, two members shall constitute a quorum.

A-2

SOURCECORP, Incorporated

Annual Meeting of Stockholders—May 21, 2003

        The undersigned hereby appoints Thomas C. Walker and Ed H. Bowman, Jr., and each of them, proxies with full power of substitution, to appear on behalf of the undersigned and to vote all shares of our common stock (par value $.01) of SOURCECORP, Incorporated that the undersigned is entitled to vote at our Annual Meeting of Stockholders to be held at our corporate headquarters at 3232 McKinney Avenue, Suite 900, Dallas, Texas 75204 on Wednesday, May 21, 2003, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

THIS PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS

(Continued and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SOURCECORP, Incorporated

 May 21, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

    Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors		2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before our Annual Meeting and any adjournment thereof.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ☐ THOMAS C. WALKER ☐ ED H. BOWMAN, JR. ☐ DAVID LOWENSTEIN ☐ JONATHAN B. SHAW ☐ G. MICHAEL BELLENGHI ☐ MICHAEL J. BRADLEY ☐ DONALD F. MOOREHEAD, JR. ☐ EDWARD M. ROWELL	Please sign, date and return the proxy card promptly using the enclosed envelope.
INSTRUCTION: To withhold authority to you for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered home(s) on the account may not be submitted via this method. ☐		PLEASE CHECK HERE IF YOU PLAN ☐ TO ATTEND OUR ANNUAL MEETING

Signature of Shareholder                                         Date :                       Signature of Stockholder                                         Date :

Note:
This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

IMPORTANT NOTICE
PROPOSAL 1
REPORT OF THE AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/WARRANT VALUES
Equity Compensation Plan Information
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR OUR 2004 ANNUAL MEETING OF STOCKHOLDERS
REPORT ON FORM 10-K
Responsibilities
Quorum